SUBSEQUENT EVENTS	6 Months Ended	12 Months Ended
	Jun. 30, 2021	Dec. 31, 2020
Subsequent Events [Abstract]
Subsequent Events

NOTE 16. SUBSEQUENT EVENTS

Series 1A Preferred Stock Conversion

On July 15, 2021, TubeSolar converted 60 shares of Series 1A Preferred Stock into 600,000,000 shares of Common Stock.

On September 3, 2021, TubeSolar converted 40 shares of Series 1A Preferred Stock into 400,000,000 shares of Common Stock.

Common Stock Purchase Agreement

On August 2, 2021, the Company entered into a common stock purchase agreement (“Common Stock SPA”) with BD 1 for the placement of 666,666,672 shares of the Company’s Common Stock at a fixed price of $0.015 per share. The first tranche of 333,333,336 shares closed on September 2, 2021 and the second tranche of 333,333,336 shares will close on or before October 31, 2021 (if the Company has authorized but unissued Common Stock sufficient to issue all of the second tranche shares) or within five business days after the effective date of when the Company has sufficient unissued Common Stock.

Long-Term Supply and Joint Development Agreement with TubeSolar

On September 15, 2021, the Company entered into a Long-Term Supply and Joint Development Agreement with TubeSolar to pursue the agricultural photovoltaic market.

Authorized Share Increase

On September 23, 2021, the Company filed a Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware to increase the number of authorized shares of Common Stock from 20 billion to 30 billion.

NOTE 22. SUBSEQUENT EVENTS

The Company was in a dormant status for most of 2020 due to financial constraints as well as delays in reorganization and fund-raising efforts due to the impact of COVID-19. Below is the sequence of events subsequent to December 31, 2020 through the Audit Report date of May 13, 2021:

Series 1A Preferred Stock – Tranche 2 Closing

On January 4, 2021, the Company entered into a securities purchase agreement (“Series 1ATranche 2 SPA”) with TubeSolar AG, a developer of photovoltaic thin-film tubes to enable additional application opportunities in solar power generation compared to conventional solar modules (“TubeSolar”). Pursuant to the Series 1A Tranche 2 SPA, the Company sold 2,500 shares of Series 1A Preferred Stock to TubeSolar and received $2,500,000 of gross proceeds on January 5, 2021. There are no registration rights applicable to the Series 1A Preferred Stock.

Common Stock Purchase Agreement

On March 4, 2021, the Company entered into a common stock purchase agreement (“Common Stock SPA” with Baybridge Capital Fund, LP, a private investor (“BBCF”) for the placement of 75,000,000 shares of the Company’s Common Stock (the “Shares”) at a fixed price of $0.04 per share. On March 9, 2021, the Company sold the Shares to BBCF in exchange for $3,000,000 of gross proceeds.

Global Ichiban Settlement Agreement

On March 9, 2021, the Company entered into a settlement agreement (“Settlement”) with our current secured promissory note holder, Global Ichiban Limited (“Global”). Pursuant to the Settlement, the Company issued 168,000,000 shares of Common Stock of the Company (“Settlement Shares”) to Global in exchange for the cancellation of the outstanding secured promissory note of $5,800,000 (the “Secured Note”). The Secured Note, which was originally scheduled to mature on September 30, 2022, had a variable-rate conversion feature that entitled Global to convert into shares of Common Stock of the Company at 80% of the 5-day average closing bid-price prior to any conversion. The Secured Note also had a lien on substantially all of the Company’s assets including intellectual properties. Following the Settlement, the lien shall be removed and all of the Company’s assets shall be unencumbered going forward.